UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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KVH INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Set forth below is a communication first published, sent or given by KVH Industries, Inc. on May 17, 2021.

KVH Industries Issues Letter to Shareholders and Files Definitive Proxy

Business is Emerging from COVID-19 Pandemic with Significant Momentum

Company’s Two New Independent Director Candidates – Cielo Hernandez and Cathy-Ann Martine-Dolecki – Would Bring Fresh Insights and Valuable Industry Expertise to the KVH Board

Believes VIEX Nominees Are Not the Right Fit for the Board Given Troubling Track Record and Lack of Directly Relevant Experience

Urges Shareholders to Vote for KVH’s Highly Qualified Candidates on the BLUE Proxy Card

MIDDLETOWN, RI – May 17, 2021 – KVH Industries, Inc., (Nasdaq: KVHI), today issued a letter to shareholders in connection with the Company’s upcoming annual meeting of shareholders to be held on June 17, 2021.

The full text of the letter is available at: https://protectkvh.com/wp-content/uploads/2021/05/KVH-Shareholder-Letter-May-17.pdf.

The letter highlights the following:

•	KVH is executing on a focused, long-term strategy to deliver value for shareholders and recently reported a 16% increase in revenue for the first quarter over the same period last year.

•	The Company has emerged from the challenges of the COVID-19 pandemic with significant momentum – outperforming many competitors and peers: KVH’s stock price is up 73% over the past year and 28% year-to-date,[1] exceeding the returns of key indices including the S&P 500, Russell 2000, Russell 3000, and the Nasdaq.

•	KVH has nominated two new highly qualified independent director candidates – Cielo Hernandez and Cathy-Ann Martine-Dolecki – both of whom have valuable experience as leaders in industries directly relevant to KVH’s business.

•	The nominees put forth by activist investor VIEX Capital do not have relevant experience and appear to have no plan and little knowledge of KVH’s businesses. One of the nominees, VIEX’s founder and managing member Eric Singer, has a troubling track record. He has served on the boards of 12 public companies in the last decade; each one of those companies underperformed the S&P 500 and the Russell 3000 during his tenure.[2] Worse, Mr. Singer has the rare distinction of having been found by the Delaware Chancery Court of having breached his fiduciary duty of loyalty to public company shareholders by purposefully withholding material information from his fellow directors about the intentions of a bidder in order to further his “divergent” interests.[3]

[1]	As of market close on May 14, 2021.

[2]	Companies include: A10 Networks, Inc., Immersion Corporation, Quantum Corporation, RhythmOne plc, YuMe, Inc., Support.com, Inc., Numerex Corp., TigerLogic Corporation, IEC Electronics Corp., Meru Networks, Inc., PLX Technology, Inc., Sigma Designs, Inc.

[3]	In re PLX Tech. Inc. S’holders Litig., CONSOLIDATED C.A. No. 9880-VCL, at 103 (Del. Ch. Oct. 16, 2018).

The Board strongly encourages shareholders to vote for its two exceptional and high-integrity nominees, Ms. Hernandez and Ms. Martine-Dolecki, on the BLUE proxy card to help preserve our momentum.

For additional information, please visit www.ProtectKVH.com.

About KVH Industries, Inc.

KVH Industries, Inc., (Nasdaq: KVHI), is a global leader in mobile connectivity and inertial navigation systems, innovating to enable a mobile world. The market leader in maritime VSAT, KVH designs, manufactures, and provides connectivity and content services globally. KVH is also a premier manufacturer of high-performance sensors and integrated inertial systems for defense and commercial applications. Founded in 1982, the Company is based in Middletown, RI, with research, development, and manufacturing operations in Middletown, RI, and Tinley Park, IL, and more than a dozen offices around the globe.

KVH is a registered trademark of KVH Industries, Inc.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement and a form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting of Stockholders (the “Definitive Proxy Statement”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders may obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies are also available free of charge at the Company’s website at www.kvh.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Definitive Proxy Statement filed with the SEC on May 17, 2021 and, with respect to directors and executive officers appointed following such date, will be available in certain of the Company’s other SEC filings made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the SEC from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Media Contact:

Sloane & Company

Dan Zacchei / Joe Germani

dzacchei@sloanepr.com / jgermani@sloanepr.com

Investor Contact:

D.F. King & Co., Inc.

Edward McCarthy

(212) 269-5550

KVH@dfking.com